UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2021
SMTA LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-38414	84-6971050
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5084, East Hampton, NY 11937
(Principal address; zip code)

(646) 677-1823
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01            Other Events.

On April 13, 2021, SMTA Liquidating Trust (the “Trust”) issued a letter to its beneficiaries (the “Grantor Letter”) regarding the income and deductions for the tax year ending December 31, 2020 to be reported on the income tax returns of Trust beneficiaries. The Grantor Letter reports no income, deductions relating to trustee fees of $0.015 per unit of beneficial interest of the Trust (“Trust Unit”) and deductions relating to attorney fees of $0.011 per Trust Unit.

The Grantor Letter notes that the Trust made a return of capital distribution of $0.50 per Trust Unit on November 2, 2020.

Beneficiaries should consult a tax advisor concerning reporting requirements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTA LIQUIDATING TRUST

Date: April 15, 2021	By:	/s/ Richard Stockton
Richard Stockton
Trustee